UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) : October 28, 2003

Commission File No. 1-10403

TEPPCO Partners, L.P.

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation or Organization)	76-0291058 (I.R.S. Employer Identification Number)

2929 Allen Parkway
P.O. Box 2521
Houston, Texas 77252-2521
(Address of principal executive offices, including zip code)

(713) 759-3636
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit
Number	Description

99.1	Press release of TEPPCO Partners, L.P., dated October 28, 2003, reporting financial results for the three months and nine months ended September 30, 2003.

Item 12. Results of Operations and Financial Condition

     A press release issued by TEPPCO Partners, L.P. on October 28, 2003, regarding financial results for the three months and nine months ended September 30, 2003, is attached hereto as Exhibit 99.1, and is incorporated herein by reference. The information presented herein is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any Securities Act registration statements.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO Partners, L.P. (Registrant)

By:	Texas Eastern Products Pipeline Company, LLC General Partner

/s/ CHARLES H. LEONARD

Charles H. Leonard
Senior Vice President and Chief Financial Officer

Date: October 28, 2003

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press release of TEPPCO Partners, L.P., dated October 28, 2003, reporting financial results for the three months and nine months ended September 30, 2003.